UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

30 April

2021

Nuveen Managed Accounts Portfolios Trust

Fund Name
Nuveen Core Impact Bond Managed Accounts Portfolio	NCIRX

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

June 22, 2021

Portfolio Managers’ Comments

Nuveen Core Impact Bond Managed Accounts Portfolio

The Fund was developed exclusively for use within Nuveen-sponsored separately managed accounts, and is a specialized bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities in order to gain access to special investment opportunities normally available only to institutional investors.

The Fund is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Fund Advisor, LLC, the Fund’s investment adviser. Stephen Liberatore, CFA, and Jessica M. Zarzycki, CFA, have served as portfolio managers for the Fund since its inception in July 2020. Here the portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended April 30, 2021.

On April 22, 2021, the Nuveen Fund Board approved a policy change in the Nuveen Core Impact Bond Managed Accounts Portfolio. Under the new policy, the Portfolio may invest up to 40% of its assets in securities of foreign issuers, including those that are located in emerging market countries. Under the previous policy, the Portfolio could invest up to 25% of its assets in securities of foreign issuers, including those that are located in emerging market countries.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.

After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or aninvestment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives orcircumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Nuveen Fund Advisors, LLC, and the portfolio management team is monitoring the situation carefully and managing the Fund to best pursue investment objectives while mitigating risks through all market environments.

How did the Fund perform during the six-month reporting period ended April 30, 2021?

The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total return at net asset value (NAV) for the period ended April 30, 2020. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended April 30, 2021, the total return at NAV for the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

What strategies were used to manage the Fund during the six-month reporting period ended April 30, 2021 and how did these strategies influence performance?

The investment objective of the Portfolio is to seek total return, primarily through current income, while giving special consideration to certain environmental, social and governance (“ESG”) criteria. Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds. For these purposes bonds include fixed-income securities of all types, including but not limited to, corporate bonds, residential and commercial mortgage-backed and other asset-backed securities, U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), senior loans and loan participations and assignments, and taxable and tax-exempt municipal bonds. The Portfolio may invest up to 10% of its assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Portfolio’s sub-adviser (securities commonly referred to as “high-yield” securities or “junk” bonds). The Portfolio may invest in fixed-income securities of any maturity or duration.

The six-month reporting period saw a notable rise in long-term interest rates as markets priced in stronger economic growth and inflation expectations amid economic reopening and vaccine distribution, easy financial conditions and massive federal stimulus. Credit spreads continued to recover, with strong demand for spread sectors absorbing supply issuance. The broad U.S. bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a small decline for the six-month reporting period.

The Fund continued to invest in a broadly diversified portfolio that focuses on impact securities. Although the Fund remained constructive regarding overall positioning, it made adjustments and moved lower in the credit spectrum in response to accelerating vaccine deployment, continued accommodative monetary policy and increased fiscal stimulus. The Fund maintained an overweight duration. Holdings continued to be selected based upon the Fund’s impact framework or on ESG leadership criteria.

In this reporting period, the Fund’s relative performance benefited from asset allocation decisions, especially the overweight to corporate debt, government-related credit and commercial mortgage-backed securities (CMBS). However, yield curve and duration positioning was the main detractor from relative performance, with a marginally negative impact from an underweight to mortgage-backed securities (MBS) and corporate security selections.

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund will include only holdings deemed consistent with the applicable Environmental Social Governance (ESG) guidelines. As a result, the universe of investments available to the Fund will be more limited than other funds that do not apply such guidelines. ESG criteria risk is the risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. Interest rate risk occurs when interest rates rise causing bond prices to fall. The issuer of a debt security may be able to repay principal prior to the security’s maturity, known as prepayment (call) risk, because of an improvement in its credit quality or falling interest rates. In this event, this principal may have to be reinvested in securities with lower interest rates than the original securities, reducing the potential for income. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. These and other risk considerations, such as active management, extension, issuer, illiquid investments, income volatility, and derivatives risk, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. The Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance

and Expense Ratios

This is a specialized bond Fund developed exclusively for use within Nuveen-sponsored seperately managed accounts.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Fund shares have no sales charge. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Nuveen Core Impact Bond Managed Accounts Portfolio

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of April 30, 2021
	Inception Date	Cumulative		Expense Ratios*
		6-Month	Since Inception	Gross	Net
Shares at NAV	7/9/20	(0.35)%	(1.12)%	0.56%	—%
Bloomberg Barclays U.S. Aggregate Bond Index	—	(1.52)%	(2.00)%	—	—
*

The Fund’s investment adviser has contractually agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Yields    as of April 30, 2021

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Dividend Yield	2.34%
SEC 30-Day Yield – Subsidized	3.27%
SEC 30-Day Yield – Unsubsidized	1.31%

Holding

Summaries    April 30, 2021

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Core Impact Bond Managed Accounts Portfolio

Fund Allocation

(% of net assets)

Corporate Bonds	62.8%

Asset-Backed and Mortgage-Backed Securities	25.5%

Municipal Bonds	9.2%

Variable Rate Senior Loan Interests	2.0%

Short-Term U.S. Government and Agency Obligations	1.0%

Other Assets Less Liabilities	(0.5)%

Net Assets	100%

Portfolio Composition

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	25.5%

Electric Utilities	18.6%

Equity Real Estate Investment Trust	5.7%

Independent Power & Renewable Electricity Producers	5.3%

Semiconductors & Semiconductor Equipment	4.8%

Utilities	4.4%

Banks	3.9%

Education and Civic Organizations	3.5%

Chemicals	2.7%

Machinery	2.5%

Food & Staples Retailing	2.5%

Diversified Financial Services	2.5%

Other[1]	17.6%

Short-Term U.S. Government and Agency Obligations	1.0%

Other Assets Less Liabilities	(0.5)%

Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA	6.8%

AA	9.1%

A	18.2%

BBB	34.5%

BB or Lower	7.2%

N/R	24.2%

Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2021.

The beginning of the period is November 1, 2020.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$996.48
Expenses Incurred During the Period	$—
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1024.79
Expenses Incurred During the Period	$—

Expenses are equal to Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the 181 days in the period since commencement of operations).

Nuveen Core Impact Bond Managed Accounts Portfolio

Portfolio of Investments    April 30, 2021

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.5%

	CORPORATE BONDS – 62.8%

	Automobiles – 2.2%

$225	Hyundai Capital Services Inc, 144A	1.250%	2/08/26	BBB+	$220,720

	Banks – 3.9%

200	Kookmin Bank, 144A	2.500%	11/04/30	BBB+	194,592

200	United Overseas Bank Ltd, 144A	2.000%	10/14/31	A2	198,960
400	Total Banks				393,552

	Beverages – 2.4%

250	PepsiCo Inc	2.875%	10/15/49	A+	243,777

	Building Products – 2.3%

250	Johnson Controls International plc / Tyco Fire & Security Finance SCA	1.750%	9/15/30	BBB+	236,520

	Capital Markets – 1.5%

150	Goldman Sachs Group Inc	0.855%	2/12/26	A2	148,712

	Chemicals – 2.7%

250	LG Chem Ltd, 144A	3.625%	4/15/29	BBB+	271,943

	Commercial Services & Supplies – 2.4%

250	Rockefeller Foundation	2.492%	10/01/50	AAA	240,029

	Diversified Consumer Services – 1.0%

100	Bush Foundation	2.754%	10/01/50	Aaa	96,232

	Diversified Financial Services – 2.5%

250	WLB Asset II B Pte Ltd, 144A	3.950%	12/10/24	N/R	247,967

	Electric Utilities – 16.6%

200	Avangrid Inc	3.800%	6/01/29	Baa1	222,347

200	Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	197,138

250	MidAmerican Energy Co	3.150%	4/15/50	Aa2	256,189

250	Niagara Mohawk Power Corp, 144A	1.960%	6/27/30	A3	241,530

250	Southwestern Public Service Co	3.750%	6/15/49	A	276,132

250	Southwestern Public Service Co	3.150%	5/01/50	A	251,328

250	Union Electric Co	2.625%	3/15/51	A	230,125
1,650	Total Electric Utilities				1,674,789

	Equity Real Estate Investment Trust – 5.7%

200	Host Hotels & Resorts LP	3.500%	9/15/30	BBB–	206,232

Nuveen Core Impact Bond Managed Accounts Portfolio (continued)

Portfolio of Investments    April 30, 2021

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust (continued)

$225	Regency Centers LP	3.750%	6/15/24	BBB+	$241,288

125	Starwood Property Trust Inc, 144A	5.500%	11/01/23	Ba3	131,250
550	Total Equity Real Estate Investment Trust				578,770

	Food & Staples Retailing – 2.5%

250	Sysco Corp	2.400%	2/15/30	Baa1	249,725

	Hotels, Restaurants & Leisure – 2.3%

200	Starbucks Corp	4.450%	8/15/49	BBB+	235,940

	Independent Power & Renewable Electricity Producers – 5.3%

350	AES Corp, 144A	2.450%	1/15/31	BBB–	338,213

197	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	197,196
547	Total Independent Power & Renewable Electricity Producers				535,409

	Machinery – 2.5%

250	Xylem Inc/NY	1.950%	1/30/28	BBB	251,353

	Paper & Forest Products – 2.2%

200	Inversiones CMPC SA, 144A	4.375%	4/04/27	BBB	222,000

	Semiconductors & Semiconductor Equipment – 4.8%

250	NXP BV / NXP Funding LLC / NXP USA Inc, 144A	3.400%	5/01/30	BBB	267,345

225	SK Hynix Inc, 144A	2.375%	1/19/31	Baa2	215,932
475	Total Semiconductors & Semiconductor Equipment				483,277
$6,247	Total Corporate Bonds (cost $6,548,103)				6,330,715

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 25.5%

$5	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE5 M1, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.386%	8/25/34	A	$4,991

3	Banc of America Mortgage 2004-K Trust	2.708%	12/25/34	BBB	2,754

250	BFLD Trust 2020-EYP C, 144A, (1-Month LIBOR reference rate + 2.100% spread), (3)	2.215%	10/15/35	A–	252,203

250	CPT Mortgage Trust, 144A	3.097%	11/13/39	N/R	242,229

44	Fannie Mae Pool FN MA4261	2.000%	2/01/36	N/R	45,406

6	Fannie Mae Pool FN CA6414	3.000%	7/01/50	N/R	6,836

105	Fannie Mae Pool FN MA4121	3.000%	9/01/50	N/R	110,365

1	Fannie Mae Pool FN MA4256	2.500%	2/01/51	N/R	1,096

110	Fannie Mae Pool FN MA4356 (WI/DD, Settling 5/13/21)	2.500%	5/01/51	N/R	114,231

3	Fannie Mae REMICS	3.000%	1/25/50	N/R	3,284

4	Freddie Mac Gold Pool FG G08721	3.000%	9/01/46	N/R	3,935

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$12	Freddie Mac Gold Pool FG G08760	3.000%	4/01/47	N/R	$12,617

247	Freddie Mac Multifamily Structured Pass Through Certificates FHMS Q014 A1	1.555%	1/25/36	N/R	234,892

10	Ginnie Mae II Pool G2 BX3679	3.000%	8/20/50	N/R	10,406

14	Ginnie Mae II Pool G2 BX3680	3.000%	8/20/50	N/R	15,444

5	Ginnie Mae II Pool G2 BX3681	3.000%	8/20/50	N/R	5,286

4	Ginnie Mae II Pool G2 BY0338	3.500%	8/20/50	N/R	4,933

5	Ginnie Mae II Pool G2 BY0339	3.500%	8/20/50	N/R	5,396

5	Ginnie Mae II Pool G2 BY0340	3.500%	8/20/50	N/R	5,067

33	Ginnie Mae II Pool G2 BY0325	2.500%	10/20/50	N/R	34,565

3	Ginnie Mae II Pool G2 BY0330	3.000%	10/20/50	N/R	3,175

2	Ginnie Mae II Pool G2 BY0331	3.000%	10/20/50	N/R	2,098

70	Ginnie Mae II Pool G2 MA7312	2.500%	4/20/51	N/R	72,838

235	Hudson Yards 2019-30HY Mortgage Trust, 144A	3.228%	7/10/39	AAA	253,127

195	Loanpal Solar Loan 2021-2 Ltd, 144A	2.220%	3/20/48	N/R	195,923

223	Mosaic Solar Loan Trust 2020-2, 144A	1.440%	8/20/46	N/R	218,732

250	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	1.615%	7/15/36	N/R	250,869

244	Vivint Solar Financing VII LLC, 144A	2.210%	7/31/51	N/R	242,628

200	VNDO Trust 2016-350P, 144A	4.033%	1/10/35	AA–	212,516
$2,538	Total Asset-Backed and Mortgage-Backed Securities (cost $2,583,156)				2,567,842

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 9.2%

	California – 1.9%

$190	San Francisco City and County Public Utilities Commission, California, Power Revenue Bonds, Taxable Refunding Series 2020E, 2.825%, 11/01/41		11/30 at 100.00	Aa2	$193,743

	Michigan – 2.5%

250	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Taxable Refunding Senior Lien Series 2020A, 3.056%, 7/01/39		No Opt. Call	AA–	256,488

	New York – 4.8%

355	New York State Energy Research and Development Authority, Residential Solar & Energ Efficiency Financing, Taxable Green Series 2020A, 1.624%, 10/01/22		10/21 at 100.00	N/R	356,697

125	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Taxable Series 2020B, 1.360%, 12/01/21		No Opt. Call	Baa1	125,677
480	Total New York				482,374
$920	Total Municipal Bonds (cost $943,805)				932,605

Nuveen Core Impact Bond Managed Accounts Portfolio (continued)

Portfolio of Investments    April 30, 2021

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.0%

	Electric Utilities – 2.0%

$200	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB–	$199,849
$200	Total Variable Rate Senior Loan Interests (cost $198,548)						199,849
	Total Long-Term Investments (cost $10,273,612)						10,031,011

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.0%

$100,000	Federal Home Loan Bank Discount Notes			0.010%	5/05/21	Aaa	$100,000
$100,000	Total Short-Term Investments (cost $100,000)						100,000
	Total Investments (cost $10,373,612) – 100.5%						10,131,011
	Other Assets Less Liabilities – (0.5)%						(46,052)
	Net Assets – 100%						$10,084,959

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Purchased on a when issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

April 30, 2021

(Unaudited)

Assets

Long-term investments, at value (cost $10,273,612)	$10,031,011

Short-term investments, at value (cost approximates value)	100,000

Cash	159,798

Receivable for:

Interest	60,175

Investments sold	111,069

Reimbursement from Adviser	16,355

Other assets	27,068

Total assets	10,505,476

Liabilities

Payable for:

Investments purchased – regular settlement	237,002

Investments purchased – when-issued/delayed-delivery settlement	113,972

Accrued expenses:

Trustees fees	143

Professional fees	50,144

Other	19,256

Total liabilities	420,517

Net assets	$10,084,959

Shares outstanding	1,034,340

Net assets value (“NAV”) per share	$9.75

Fund level net assets consist of:

Capital paid-in	$10,342,236

Total distributable earnings	(257,277)

Fund level net assets	$10,084,959

Authorized shares	Unlimited

Par value per share	$0.01

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended April 30, 2021

(Unaudited)

Investment Income

Interest	$112,646

Tax Withheld	(26)

Total investment income	112,620

Expenses

Shareholder servicing agent fees	397

Interest Expense	5

Custodian fees	8,565

Trustees fees	129

Professional fees	39,490

Shareholder reporting expenses	6,979

Federal and state registration fees	7,389

Other	796

Total expenses before fee waiver/expense reimbursement	63,750

Fee waiver/expense reimbursement	(63,745)

Net expenses	5

Net investment income (loss)	112,615

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments	(15,263)

Change in net unrealized appreciation (depreciation) of investments	(134,791)

Net realized and unrealized gain (loss)	(150,054)

Net increase (decrease) in net assets from operations	$(37,439)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	(Unaudited) Six Months Ended 4/30/2021	For the period July 9, 2020 (commencement of operations) through October 31, 2020

Operations

Net investment income (loss)	$112,615	$36,275

Net realized gain (loss) from investments	(15,263)	(5,067)

Change in net unrealized appreciation (depreciation) of investments	(134,791)	(107,810)

Net increase (decrease) in net assets from operations	(37,439)	(76,602)

Distributions to Shareholders

Dividends	(119,765)	(23,471)

Decrease in net assets from distributions to shareholders	(119,765)	(23,471)

Fund Share Transactions

Proceeds from sale of shares	—	10,199,000

Proceeds from shares issued to shareholders due to reinvestment of distributions	119,765	23,471

Net increase (decrease) in net assets from Fund share transactions	119,765	10,222,471

Net increase (decrease) in net assets	(37,439)	10,122,398

Net assets at the beginning of period	10,122,398	—

Net assets at the end of period	$10,084,959	$10,122,398

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Year ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

2021(e)	$9.90	$0.11	$(0.14)	$(0.03)	$(0.12)	$—	$(0.12)	$9.75

2020(f)	10.00	0.04	(0.12)	(0.08)	(0.02)	—	(0.02)	9.90

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.35)%	$10,085	0.87	%*	0.97	%*	—	%**	2.23	%*	54%

(0.77)	10,122	0.99	*	(1.31	)*	—	*	1.13	*	113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended April 30, 2021.
(f)	For the period July 9, 2020 (commencement of operations) through October 31, 2020.
*	Annualized.
**	Annualized. Rounds to less than 0.01%.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Core Impact Bond Managed Accounts Portfolio (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within separately managed accounts by Nuveen LLC (“Nuveen”). The Fund is a specialized bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by investing in additional fixed-income classes, including those that have a lower credit quality and potentially higher yielding securities in order to gain access to special investment opportunities normally available only to institutional investors.

The end of the reporting period for the Fund is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the current fiscal period).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen. Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and included the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counter-party based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable

Notes to Financial Statements (continued)

quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$6,330,715	$—	$6,330,715
Asset-Backed and Mortgage-Backed Securities	—	2,567,842	—	2,567,842
Municipal Bonds	—	932,605	—	932,605
Variable Rate Senior Loan Interests	—	199,849	—	199,849
Short-Term Investments*:
U.S. Government and Agency Obligations	—	100,000	—	100,000
Total	$—	$10,131,011	$—	$10,131,011
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

Effective November 16, 2020, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period aggregated $5,725,212 and $5,437,178, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/2021		For the Period 7/09/2020 (commencement of operations) through 10/31/2020
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,019,900	$10,199,000
Shares issued to shareholders due to reinvestment of distributions	12,075	119,765	2,365	23,471
Net increase (decrease)	12,075	$119,765	1,022,265	$10,222,471

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Notes to Financial Statements (continued)

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.

Tax cost of investments	$10,376,183
Gross unrealized:
Appreciation	$40,244
Depreciation	(285,416)
Net unrealized appreciation (depreciation) of investments	$(245,172)

Permanent differences, primarily due to bond premium amortization adjustments, and paydowns resulted in reclassifications among the Fund’s components of net assets as of October 31, 2020, the Fund’s last tax year end.

The tax components of undistributed net ordinary income as of October 31, 2020, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$25,899
[1]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended October 31, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$23,471
[1]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2020, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$4,180
Long-term	—
Total	$4,180

7. Management Fees

The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). The Adviser and the Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.

Other Transactions with Affiliates

As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:

TIAA owned shares	97%

8. Subsequent Events

Committed Line of Credit

During June 2021, the Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. The Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: a 0.05% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Additional Fund Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Total Investment Exposure: Total investment exposure is the fund’s assets managed by the Adviser that are attributable to leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MSA-CIMAP-0421P 1668438-INV-B-06/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: July 7, 2021